OneMain®
Lending Made Personal

OneMain Holdings, Inc.
(NYSE: OMF)

J.P. Morgan FinTech & Specialty Finance Forum
November 30, 2016

OneMain. Lending Made Personal

OneMain
Lending Made Personal

Important Information

This document contains summarized information concerning OneMain Holdings, Inc. (the "Company") and the Company's business, operations, financial performance and trends. No representation is made that the information in this document is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the Company's most recent Annual Report on Form 10-K ("Form 10-K") and Quarterly Reports on Form 10-Q ("Form 10-Qs") filed with the U.S. Securities and Exchange Commission (the "SEC"), as well as the Company's other reports filed with the SEC from time to time. Such reports are or will be available in the Investor Relations section of the Company's website (https://www.onemainfinancial.com) and the SEC's website (http://www.sec.gov).

Cautionary Note Regarding Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent only management's current beliefs regarding future events. By their nature, forward-looking statements involve inherent risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from those expressed in or implied by such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events or performance, and underlying assumptions and other statements related thereto. Statements preceded by, followed by or that otherwise include the words "anticipates," "appears," "are likely," "believes," "estimates," "expects," "foresees," "intends," "plans," "projects" and similar expressions or future or conditional verbs such as "would," "should," "could," "may," or "will," are intended to identify forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements include, without limitation, the following: the inability to obtain, or delays in obtaining, cost savings and synergies from the OneMain Acquisition and risks and other uncertainties associated with the integration of the companies; unanticipated expenditures relating to the OneMain Acquisition; any litigation, fines or penalties that could arise relating to the OneMain Acquisition; the impact of the OneMain Acquisition on each company's relationships with employees and third parties; various risks relating to the Lendmark Sale, in connection with the previously disclosed Settlement Agreement with the DOJ; risks relating to continued compliance with the Settlement Agreement; changes in general economic conditions, including the interest rate environment in which we conduct business and the financial markets through which we can access capital and also invest cash flows from our Consumer and Insurance segment; levels of unemployment and personal bankruptcies; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods affecting our customers, collateral, or branches or other operating facilities; war, acts of terrorism, riots, civil disruption, pandemics, disruptions in the operation of our information systems, cyber-attacks or other security breaches, or other events disrupting business or commerce; changes in the rate at which we can collect or potentially sell our finance receivables portfolio; the effectiveness of our credit risk scoring models in assessing the risk of customer unwillingness or lack of capacity to repay; changes in our ability to attract and retain employees or key executives to support our businesses; changes in the competitive environment in which we operate, including the demand for our products, customer responsiveness to our distribution channels, our ability to make technological improvements, and the strength and ability of our competitors to operate independently or to enter into business combinations that result in a more attractive range of customer products or provide greater financial resources; risks related to the acquisition or sale of loan portfolios, including delinquencies, integration or migration issues, increased costs of servicing, incomplete records, and retention of customers; the inability to successfully and timely expand our centralized loan servicing capabilities through the integration of the Springleaf and OneMain servicing facilities; risks associated with our insurance operations; the inability to successfully implement our growth strategy for our consumer lending business as well as successfully acquiring portfolios of consumer loans, pursuing acquisitions, and/or establishing joint ventures; declines in collateral values or increases in actual or projected delinquencies or credit losses; changes in federal, state or local laws, regulations, or regulatory policies and practices, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (which, among other things, established the Consumer Financial Protection Bureau, which has broad authority to regulate and examine financial institutions, including us), that affect our ability to conduct business or the manner in which we conduct business, such as licensing requirements, pricing limitations or restrictions on the method of offering products, as well as changes that may result from increased regulatory scrutiny of the sub-prime lending industry, our use of third-party vendors and real estate loan servicing; potential liability relating to real estate and personal loans which we have sold or may sell in the future, or relating to securitized loans, if it is determined that there was a non-curable breach of a representation or warranty made in connection with such transactions; the costs and effects of any actual or alleged violations of any federal, state or local laws, rules or regulations, including any litigation associated therewith, any impact to our business operations, reputation, financial position, results of operations or cash flows arising therefrom, any impact to our relationships with lenders, investors or other third parties attributable thereto, and the costs and effects of any breach of any representation, warranty or covenant under any of our contractual arrangements, including indentures or other financing arrangements or contracts, as a result of any such violation; the costs and effects of any fines, penalties, judgments, decrees, orders, inquiries, investigations, subpoenas, or enforcement or other proceedings of any governmental or quasi-governmental agency or authority and any litigation associated therewith; our continued ability to access the capital markets or the sufficiency of our current sources of funds to satisfy our cash flow requirements; our ability to comply with our debt covenants; our ability to generate sufficient cash to service all of our indebtedness; any material impairment or write-down of the value of our assets; the effects of any downgrade of our debt ratings by credit rating agencies, which could have a negative impact on our cost of and/or access to capital; our substantial indebtedness, which could prevent us from meeting our obligations under our debt instruments and limit our ability to react to changes in the economy or our industry, or our ability to incur additional borrowings; the impacts of our securitizations and borrowings; our ability to maintain sufficient capital levels in our regulated and unregulated subsidiaries; changes in accounting standards or tax policies and practices and the application of such new standards, policies and practices; changes in accounting principles and policies or changes in accounting estimates; any failure or inability to achieve the SpringCastle Portfolio performance requirements set forth in the SpringCastle Interests Sale purchase agreement; the effect of future sales of our remaining portfolio of real estate loans and the transfer of servicing of these loans, including the environmental liability and costs for damage caused by hazardous waste if a real estate loan goes into default; and other risks and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis" sections of the Company's most recent Form 10-K and Form 10-Qs filed with the SEC and in the Company's other filings with the SEC from time to time. The foregoing list of factors that could cause actual results, performance, or achievements to differ materially from those expressed in or implied by forward-looking statements does not purport to be complete and new factors, risks and uncertainties may arise in the future that are impossible for us to currently predict.

Important Information

Use of Non-GAAP Financial Measures

We report the operating results of our Consumer and Insurance segment, Acquisitions and Servicing segment, Real Estate segment, and Other using the Segment Accounting Basis, which (i) reflects our allocation methodologies for certain costs, primarily interest expense, loan loss reserves and acquisition costs to reflect the manner in which we assess our business results and (ii) excludes the impact of applying purchase accounting (eliminates premiums/discounts on our finance receivables at acquisition, as well as the amortization/accretion in future periods). These allocations and adjustments currently have a material effect on our reported segment basis income as compared to GAAP. We believe the Segment Accounting Basis (a basis other than GAAP) provides investors a consistent basis on which management evaluates segment performance. For more information, please see Note 23 - Segment Information of the notes to our consolidated financial statements included in our 2015 Form 10-K.

Total adjusted pretax earnings attributable to OMH, Consumer and Insurance adjusted pretax earnings, Consumer and Insurance adjusted net income, Consumer and Insurance adjusted earnings per diluted share, Acquisitions and Servicing adjusted pretax earnings, Real Estate adjusted pretax earnings and Other adjusted pretax earnings are key performance measures used by management in evaluating the performance of our business. Consumer and Insurance adjusted pretax earnings, Acquisitions and Servicing adjusted pretax earnings, Real Estate adjusted pretax earnings and Other adjusted pretax earnings represents our income (loss) before provision for (benefit from) income taxes on a Segment Accounting Basis and excludes acquisition-related transaction and integration expenses, net gain (loss) on sales of personal and real estate loans, net gain on sale of SpringCastle interests, SpringCastle transaction costs, losses resulting from accelerated repayment and repurchases of long-term debt, debt refinance costs, and net loss on liquidation of our United Kingdom subsidiary. Management believes these non-GAAP financial measures are useful in assessing the profitability of our segments and uses these non-GAAP financial measures in evaluating our operating performance. These non-GAAP financial measures should be considered supplemental to, but not as a substitute for or superior to, income (loss) before provision for (benefit from) income taxes, net income, or other measures of financial performance prepared in accordance with GAAP. Please refer to the reconciliation in the appendix to this presentation for quantitative reconciliations of non-GAAP financial measures to their most directly comparable GAAP financial measures. Reconciliations of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures are not included in this presentation because the most directly comparable GAAP financial measures are not available on a forward-looking basis without unreasonable effort.

OneMain
Lending Made Personal

The Leading Consumer Finance Company

OneMain is America's premier consumer finance company

Leading National Footprint (1)

88% of Americans live within driving distance of us



Company Overview (2)

- 1,800+ branches in 44 states
- $13.5B Consumer & Insurance ("C&I") receivables*
- Approximately 2.2 million customers
- Over 100 years of underwriting experience
- Underwrite to each customer's ability to pay
- Strong C&I return on receivables* ("RoR")

*See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures

(1) As of June 30, 2016

(2) As of September 30, 2016

Our business model consistently generates 10% unlevered returns

Our Business Model

- Disciplined underwriting
- Balanced receivables growth
- Scale drives operating leverage
- Target 20%+ return on equity and modest tangible leverage (5 – 7x)

Consistent Unlevered Returns (1)

C&I unlevered return shown on a pro forma basis*


9.2%
11.0%
12.6%
13.3%
11.4%
11.1%
2011
2012
2013
2014
2015
2016 Est.

Other Finance Company Unlevered Returns (2)


~10%
~7%
~5%
~0%
OneMain
Subprime Auto
Consumer Finance Banks
Tech-Enabled

*See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures

(1) Unlevered return equal to C&I adjusted pre-tax income before funding costs divided by C&I average net receivables, periods prior to 2016 presented as if Springleaf and OneMain had been combined for the entire period, see slide 29 for more information

(2) Source: Company filings, SNL Financial. Financial data as of the last twelve months ended June 30, 2016 or September 30, 2016 depending on availability

OneMain
Lending Made Personal

Disciplined Underwriting

Springleaf underwriting has been tested through multiple credit cycles

Net Charge-Off Ratio(1,2)

Springleaf net charge-offs have averaged ~5.5% over the last 20 years



12%
10%
8%
6%
4%
2%
0%
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 Est.
Springleaf
Private Label Credit Card
Subprime Auto

(1) *JP Morgan Retail Card monthly data – June 2016, S&P Subprime Auto Loan Index monthly data – June 2016, gray bars indicate recessionary periods*
(2) *Springleaf data sourced from Springleaf Finance Corporation and Springleaf Holdings, Inc. SEC Filings*

OneMain
Lending Made Personal

Providing Credit to Working Americans

Customer Demographics[1]	
Age	49 years
Homeowner	53%
Time in Residence	12 years
Current Job for >5 Years	65%

Financial Condition	
Borrower Income[1]	$47,700
Average FICO[1]	622
Have a Checking Account[2]	95%
Have a Credit Card[2]	62%

Borrower income distribution[1]


16%
21%
20%
15%
10%
19%
<$25K
$25K - $35K
$35K - $45K
$45K - $55K
$55K - $65K
$65K+

(1) *Represents C&I portfolio as of 9/30/2016*
(2) *Results from legacy Springleaf Customer Survey taken during Q2 2015*

OneMain
Lending Made Personal

Our Products are Differentiated

Loans designed to meet the financial needs of Working Americans

Loan Purpose (1)


Debt Consolidation 37%
Household Bills 21%
Home Repair 15%
Auto Repair 12%
Medical 7%
Other 8%

Loan Characteristics

Fully amortizing with equal monthly payments

Terms range from 36 – 60 months

Average Loan Size (2)


OneMain Auto Loan
$13,400
OneMain Personal Loan
$6,500
Avg. Subprime Credit Card
$500 - $2,500

Average APR (2)


Avg. Subprime Credit Card
29 - 50%+
OneMain Personal Loan
27%
OneMain Auto Loan
20%

(1) *Results from legacy Springleaf Customer Survey taken during Q2 2015*
(2) *OneMain data represents C&I October 2016 originations. Credit Card data from company websites, American Bankers Association*

OneMain. Lending Made Personal

Acquisition Creates Value

Completing branch integration unlocks substantial potential earnings

"Best of Both"

Pre-acquisition Profile (1)

OneMain Financial		Springleaf
<5%	*Receivables Growth*	20%+
17%	*Secured Lending*	55%
~9%	*Operating Expense Ratio***	~13%

C&I Adjusted Diluted EPS*



$1.28
$1.77
$3.60 - $3.70(2)
$3.75 - $4.00
2014
2015
2016 Est.
2017 Est.

*See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures

**C&I Operating Expense ratio is calculated as follows: Annualized C&I operating expenses / C&I average net receivables. See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures

(1) Reflects data as of 12/31/15

(2) Consists of September 2016 year to date C&I adjusted diluted earnings per share of $2.80 and $0.80-$0.90 projected C&I adjusted diluted earnings per share for 4Q16 (excluding 2016 estimated earnings per diluted share of ~$0.15 from A&S segment)

OneMain.
Lending Made Personal

3Q16 Financial Performance

($ in millions, except per share statistics)

Delivering strong unlevered returns of 10%+

Earnings Summary

	3Q16	2Q16	3Q15
Consumer & Insurance*	**$196**	**$210**	**$77**
Acquisitions & Servicing*	2	2	30
Real Estate / Other*	(8)	(15)	(63)
Adj. Pretax Earnings*	190	197	44
GAAP Adjustments	(157)	(155)	(56)
Pretax Income	33	42	(12)
Taxes	(8)	(16)	(1)
Net Income	**$25**	**$26**	**($13)**
Diluted EPS	$0.19	$0.19	($0.10)
C&I adjusted diluted EPS*	$0.90	$0.96	$0.36
Book Value per share	$22.56	$22.38	$21.80

C&I Return on Receivables Trends* (1)

	1Q16	2Q16	3Q16
Revenue	28.3%	28.2%	28.1%
Charge-Offs	(7.5%)	(7.0%)	(6.2%)
Risk Adjusted Margin	20.8%	21.2%	21.9%
Operating Expense	(10.3%)	(10.0%)	(9.9%)
Unlevered RoR	**10.5%**	**11.2%**	**12.0%**
Funding Costs	(5.2%)	(5.5%)	(5.7%)
Taxes	(2.0%)	(2.2%)	(2.4%)
Return on Receivables (2)	**3.7%**	**3.9%**	**3.6%**
Avg. Net Receivables ($B) (3)	**$13.5**	**$13.3**	**$13.4**

*See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures
(1) Amounts in table shown as a % of average net receivables. Revenue includes interest income plus other revenues less insurance policy benefits and claims expense
(2) Includes the following related to allowance for finance receivables loss 3Q16: (~25bps), 2Q16: ~35bps, 1Q16: ~40bps. See pro forma financial supplement on slide 28 for more information.
(3) Includes finance receivables held for investment and held for sale

OneMain
Lending Made Personal

Disciplined Underwriting

Shift toward secured lending expected to enhance future credit performance

Secured Loan Share of C&I Portfolio


29%
34%
43%
45%
12/31/2015
9/30/2016
12/31/2017 Est.
Target

C&I Net Charge-Off Ratio* Outlook


7.1%
7.2 - 7.6%
<7%
2016E
2017E
2018E

LTM Net Charge-Off Ratio by Product[1]

Secured (includes Direct Auto)	Unsecured
~4%	~9%

**See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures*
(1) Represents last twelve months C&I net charge-off ratio by product as of 9/30/2016

OneMain
Lending Made Personal

Integration Activities To Date

Our branches focus on personal loan origination and servicing

Integration Activities

Integration actions to date

- Realigned HQ and field management
- Aligned credit underwriting and customer offerings
- Rebranded Springleaf to OneMain
- Introduced Direct Auto and merchant referral programs at OneMain
- Introduced additional online channels at OneMain
- System conversion in ~100 pilot OneMain branches in NC & KY
- Announced consolidation of ~125 overlapping branches in 1Q17

Integration Impacts

Transitional impacts at OneMain

- 30-89 day delinquencies rose
- Receivables growth slowed

Continuing positive benefits

- Expanded product suite at OneMain
- Increased secured mix of portfolio
- Achieved $100M of annual OpEx reductions

OneMain
Lending Made Personal

Remaining Integration Activities

Our branches focus on personal loan origination and servicing

Integration Activities

1Q17 planned actions

- Loan origination and servicing system conversion in 1Q17 at remaining 1,000 OneMain branches
- Consolidation of ~125 overlapping branches

Integration Impacts

Expected impacts

- Potential increase in 30-89 day delinquencies at OneMain
- Limited receivables growth at OneMain during conversion

Actions to mitigate

- Enhance training based on learnings from pilot branches
- Support OneMain branches during conversion with veteran Springleaf personnel
- Support in-branch collections with centralized resources

OneMain
Lending Made Personal

Opportunities for Growth

Completing branch integration expected to accelerate receivables growth

Borrower Demand

- Applications have grown ~10% annually since 2013[(1)]
- Continued strong growth in online applications; ~80% of new customer applications start online
- New channels developed (partnerships, merchants, and online)

Expanded Product Suite

- Early Direct Auto results suggest strong growth opportunity at OneMain
- Merchant referral volume drives significant growth at Springleaf, similar potential exists at OneMain over time

Increased Bookings

- New systems expected to enhance OneMain's capabilities to convert applications into closed loans
- Bookings per branch are 30-40% higher at Springleaf compared to OneMain
- Conclusion of integration activities shifts focus to growth

(1) *Represents C&I annual growth rate in year to date applications through September 30th and assumes Springleaf and OneMain had been combined for all periods prior to 12/31/2015*

OneMain
Lending Made Personal

Compelling Investment Opportunity

Our business model consistently generates 10% unlevered returns

C&I Adjusted Diluted EPS*



$1.28
$1.77
$3.60 - $3.70(1)
$3.75 - $4.00
2014
2015
2016 Est.
2017 Est.

Our Business Model

- Execute on growth opportunity
- Scale drives operating leverage
- Target 20%+ return on equity and modest tangible leverage (5 – 7x by 2H18)

**See appendix for reconciliations and disclosures required by Regulation G for Non-GAAP Financial Measures*
(1) Consists of September 2016 year to date C&I adjusted diluted earnings per share of $2.80 and $0.80-$0.90 projected C&I adjusted diluted earnings per share for 4Q16 (excluding 2016 estimated earnings per diluted share of ~$0.15 from A&S segment)

Appendix

OneMain
Lending Made Personal

Consolidated Income Statement (GAAP)

(unaudited, in millions, except per share statistics)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Finance Charges	$763	$723	$785	$643	$422	$1,870	$1,911
Finance Receivables Held for Sale Originated as Held for Investment	7	18	46	47	5	60	62
Total Interest Income	**770**	**741**	**831**	**690**	**427**	**1,930**	**1,973**
Interest Expense	(215)	(214)	(226)	(215)	(171)	(715)	(734)
Provision for Finance Receivable Losses	(263)	(214)	(197)	(483)	(79)	(716)	(423)
Net Interest Income (Loss) after Provision	**292**	**313**	**408**	**(8)**	**177**	**499**	**816**
Insurance	114	114	114	95	40	211	166
Investment	22	24	20	8	11	52	39
Portfolio Servicing Fees from SpringCastle	10	11	0	0	0	0	0
Net Loss on Repurchases and Repayments of Debt	0	(13)	(3)	0	0	0	(66)
Net Loss on Fair Value Adjustments on Debt	0	0	0	0	0	0	(15)
Net Gain on Sale of SpringCastle Interests	0	0	167	0	0	0	0
Net Gain on Sale of Personal Loans	0	22	0	0	0	0	0
Net Gain (Loss) on Sale of Real Estate Loans	(4)	0	0	0	0	0	648
Net Gain on Liquidation of United Kingdom Subsidiary	5	0	0	0	0	0	0
Other	11	7	5	5	(4)	(1)	(26)
Total Other Revenues	**158**	**165**	**303**	**108**	**47**	**262**	**746**
Operating Expenses	(359)	(369)	(381)	(326)	(173)	(829)	(626)
Acquisition-Related Transaction and Integration Expenses	(21)	(21)	(33)	(33)	(14)	(62)	0
Insurance Policy Benefits and Claims	(37)	(46)	(45)	(43)	(17)	(96)	(75)
Total Other Expenses	**(417)**	**(436)**	**(459)**	**(402)**	**(204)**	**(987)**	**(701)**
Pretax Income (Loss)	**33**	**42**	**252**	**(302)**	**20**	**(226)**	**861**
Less: Non-Controlling Interests	0	0	(28)	(29)	(32)	(127)	(126)
Pretax Income (Loss) Attributable to OneMain Holdings, Inc.	**33**	**42**	**224**	**(331)**	**(12)**	**(353)**	**735**
Income Taxes	(8)	(16)	(87)	134	(1)	133	(272)
Net Income (Loss) Attributable to OneMain Holdings, Inc.	**$25**	**$26**	**$137**	**($197)**	**($13)**	**($220)**	**$463**
Weighted Average Diluted Shares	135	135	135	134	134	128	115
GAAP Diluted EPS	$0.19	$0.19	$1.01	($1.46)	($0.10)	($1.72)	$4.02

OneMain
Lending Made Personal

Consolidated Balance Sheets (GAAP)

(unaudited, in millions)	9/30/16	6/30/16	3/31/16	12/31/15	Prior to 310-30 Policy Change 12/31/15
Cash and Cash Equivalents	$658	$742	$716	$939	$939
Investment Securities	1,788	1,744	1,872	1,867	1,867
Net Finance Receivables:					
Personal Loans & Retail Sales Finance	13,669	13,548	13,319	13,318	13,290
SpringCastle Portfolio	0	0	0	1,703	1,576
Real Estate Loans	201	209	517	538	524
Net Finance Receivables	**13,870**	**13,757**	**13,836**	**15,559**	**15,390**
Unearned Insurance Premium and Claim Reserves	(608)	(618)	(643)	(662)	(662)
Allowance for Finance Receivable Losses	(672)	(608)	(636)	(592)	(587)
Net Finance Receivables, Less Unearned Insurance and Allowance	**12,590**	**12,531**	**12,557**	**14,305**	**14,141**
Finance Receivables Held for Sale	166	420	776	793	796
Restricted Cash and Cash Equivalents	558	550	588	676	676
Goodwill	1,422	1,422	1,422	1,440	1,440
Other Intangible Assets	507	523	539	559	559
Other Assets	664	612	664	611	638
Total Assets	**$18,353**	**$18,544**	**$19,134**	**$21,190**	**$21,056**
Long-Term Debt	$13,994	$14,362	$14,870	$17,300	$17,300
Insurance Claims and Policyholder Liabilities	752	767	747	747	747
Deferred and Accrued Taxes	72	11	91	29	20
Other Liabilities	489	384	456	384	384
Total Liabilities	**15,307**	**15,524**	**16,164**	**18,460**	**18,451**
OneMain Holdings, Inc. Shareholders' Equity	3,046	3,020	2,970	2,809	2,751
Non-Controlling Interests	0	0	0	(79)	(146)
Total Shareholders' Equity	**3,046**	**3,020**	**2,970**	**2,730**	**2,605**
Total Liabilities and Shareholders' Equity	**$18,353**	**$18,544**	**$19,134**	**$21,190**	**$21,056**

OneMain
Lending Made Personal

Reconciliation of Non-GAAP Measures

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Pretax Income (Loss) Attributable to OMH - GAAP basis	$33	$42	$224	($331)	($12)	($353)	$735
GAAP to Segment Accounting Basis Adjustments:							
Interest Income	68	106	136	100	(3)	91	(89)
Interest Expense	15	14	18	29	32	123	132
Provision for Finance Receivable Losses	38	(1)	(51)	284	6	298	(19)
Other Revenues	(12)	16	(6)	6	6	18	(411)
Other Expenses	9	7	16	8	1	11	3
Pretax Income Attributable to OMH - Segment Accounting Basis	$151	$184	$337	$96	$30	$188	$351
Consumer & Insurance	$179	$206	$167	$127	$77	$345	$228
Acquisitions & Servicing	2	1	192	27	30	127	145
Real Estate	(20)	(14)	(18)	(35)	(47)	(173)	(14)
Other	(10)	(9)	(4)	(23)	(30)	(111)	(8)
Pretax Income Attributable to OMH - Segment Accounting Basis	$151	$184	$337	$96	$30	$188	$351

OneMain
Lending Made Personal

Reconciliation of Non-GAAP Measures

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Consumer & Insurance Pretax Income - Segment Accounting Basis	$179	$206	$167	$127	$77	$345	$228
Adjustments:							
Net Loss on Repurchases and Repayments of Debt	0	5	8	0	0	0	7
Net Gain on Sale of Personal Loans	0	(22)	0	0	0	0	0
Acquisition-Related Transaction and Integration Expenses	17	17	28	16	0	16	0
Debt Refinance Costs	0	4	0	0	0	0	1
Consumer & Insurance Adjusted Pretax Earnings (non-GAAP)	**196**	**210**	**203**	**143**	**77**	**361**	**236**
Acquisitions & Servicing Pretax Income - Segment Accounting Basis	2	1	192	27	30	127	145
Adjustments:							
Net Loss on Repurchases and Repayments of Debt	0	0	0	0	0	0	9
Net Loss on Fair Value Adjustments on Debt	0	0	0	0	0	0	7
Net Gain on Sale of SpringCastle Interests	0	0	(167)	0	0	0	0
SpringCastle Transaction Costs	0	0	1	0	0	0	0
Acquisition-Related Transaction and Integration Expenses	0	1	0	1	0	1	0
Acquisitions & Servicing Adjusted Pretax Earnings (non-GAAP)	**2**	**2**	**26**	**28**	**30**	**128**	**161**
Real Estate Pretax Loss - Segment Accounting Basis	(20)	(14)	(18)	(35)	(47)	(173)	(14)
Adjustments:							
Net Loss on Repurchases and Repayments of Debt	0	1	0	0	0	0	22
Net Gain on Fair Value Adjustments on Debt	0	0	0	0	0	0	(8)
Net (Gain) Loss on Sale of Real Estate Loans	12	0	0	0	0	0	(185)
Acquisition-Related Transaction and Integration Expenses	1	0	0	1	0	1	0
Restructuring & Transaction Costs	0	0	0	0	0	0	11
Debt Refinance Costs	0	1	0	0	0	0	3
Real Estate Adjusted Pretax Loss (non-GAAP)	**(7)**	**(12)**	**(18)**	**(34)**	**(47)**	**(172)**	**(171)**
Other Pretax Loss - Segment Accounting Basis	(10)	(9)	(4)	(23)	(30)	(111)	(8)
Adjustments:							
Net Loss on Liquidation of United Kingdom Subsidiary	5	0	0	0	0	0	0
Acquisition-Related Transaction and Integration Expenses	4	6	9	18	14	47	0
Other Adjusted Pretax Earnings (Loss) (non-GAAP)	**(1)**	**(3)**	**5**	**(5)**	**(16)**	**(64)**	**(8)**
Total Adjusted Pretax Earnings (non-GAAP)	**$190**	**$197**	**$216**	**$132**	**$44**	**$253**	**$218**

OneMain
Lending Made Personal

Reconciliation of Non-GAAP Measures

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15
Net Finance Receivables					
Consumer & Insurance	$13,485	$13,304	$12,984	$12,954	$4,044
Acquisition & Servicing	0	0	0	1,703	1,789
Real Estate	210	219	542	565	591
Other	27	30	35	41	48
Net Finance Receivables - Segment Accounting Basis	**13,722**	**13,553**	**13,561**	**15,263**	**6,472**
Segment to GAAP Adjustment	148	204	275	296	(33)
Net Finance Receivables - GAAP basis	**$13,870**	**$13,757**	**$13,836**	**$15,559**	**$6,439**
Allowance for Finance Receivable Losses					
Consumer & Insurance	$743	$730	$748	$769	$154
Acquisition & Servicing	0	0	0	4	4
Real Estate	30	32	66	67	66
Other	2	2	2	3	3
Allowance for Finance Receivable Losses - Segment Accounting Basis	**775**	**764**	**816**	**843**	**227**
Segment to GAAP Adjustment	(103)	(156)	(180)	(251)	(28)
Allowance for Finance Receivable Losses - GAAP basis	**$672**	**$608**	**$636**	**$592**	**$199**
Long-Term Debt					
Consumer & Insurance	$13,846	$13,955	$14,418	$14,907	$3,859
Acquisition & Servicing	0	0	0	1,917	2,030
Real Estate	378	647	712	748	3,351
Other	27	30	35	41	776
Long-Term Debt - Segment Accounting Basis	**14,251**	**14,632**	**15,165**	**17,613**	**10,016**
Segment to GAAP Adjustment	(257)	(270)	(295)	(313)	(461)
Long-Term Debt - GAAP basis	**$13,994**	**$14,362**	**$14,870**	**$17,300**	**$9,555**

OneMain. Lending Made Personal

Consumer and Insurance Segment (non-GAAP)

(unaudited, in millions, except per share statistics)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Finance Charges	$827	$817	$807	$621	$293	$1,439	$916
Finance Receivables Held for Sale Originated as Held for Investment	0	14	42	43	0	43	0
Total Interest Income	**827**	**831**	**849**	**664**	**293**	**1,482**	**916**
Interest Expense	(191)	(185)	(175)	(123)	(43)	(242)	(164)
Provision for Finance Receivable Losses	(224)	(213)	(232)	(179)	(62)	(351)	(202)
Net Interest Income after Provision	**412**	**433**	**442**	**362**	**188**	**889**	**550**
Insurance	114	114	114	95	40	211	166
Investment	25	31	25	10	12	49	45
Other	12	13	10	9	3	16	11
Total Other Revenues	**151**	**158**	**149**	**114**	**55**	**276**	**222**
Operating Expenses	(330)	(333)	(349)	(294)	(149)	(712)	(460)
Insurance Policy Benefits and Claims	(37)	(48)	(39)	(39)	(17)	(92)	(76)
Total Other Expenses	**(367)**	**(381)**	**(388)**	**(333)**	**(166)**	**(804)**	**(536)**
Adjusted Pretax Earnings (non-GAAP)	**$196**	**$210**	**$203**	**$143**	**$77**	**$361**	**$236**
Provision for Income Taxes [1]	(74)	(80)	(77)	(54)	(28)	(134)	(87)
Adjusted Net Income (non-GAAP)	**$122**	**$130**	**$126**	**$89**	**$49**	**$227**	**$149**
Weighted Average Diluted Shares	135	135	135	134	134	128	115
C&I Adjusted Diluted EPS [2]	$0.90	$0.96	$0.94	$0.66	$0.36	$1.77	$1.28
Net Finance Receivables	$13,485	$13,304	$12,984	$12,954	$4,044	$12,954	$3,807
Finance Receivables Held for Sale	$0	$0	$606	$617	$608	$617	$0
Average Net Receivables [3]	$13,416	$13,348	$13,545	$10,546	$4,476	$5,734	$3,395
Yield [3]	24.5%	25.0%	25.2%	25.1%	26.0%	25.9%	27.0%
Gross Charge-Off Ratio [3,4]	7.0%	7.8%	8.1%	7.2%	5.2%	6.4%	5.7%
Recovery Ratio [3]	(0.8%)	(0.8%)	(0.6%)	(0.7%)	(0.9%)	(0.8%)	(0.8%)
Net Charge-Off Ratio [3,4]	6.2%	7.0%	7.5%	6.5%	4.3%	5.6%	4.9%
60+ Delinquency Ratio [3]	3.3%	2.8%	2.8%	3.0%	2.9%	3.0%	2.8%
Origination Volume [3]	$2,219	$2,556	$2,343	$2,488	$1,167	$5,715	$3,644

Note: Consumer & Insurance are on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure).

(1) Provision for income taxes assumes combined U.S. federal and state statutory income tax rate of 37% prior to the OneMain Acquisition and 38% subsequent to the OneMain Acquisition.

(2) The adjusted diluted EPS is calculated as the adjusted net income (non-GAAP) divided by the weighted average diluted shares.

(3) Includes finance receivables held for investment and held for sale.

(4) The charge-off ratios in 4Q 2015 and FY 2015 exclude $62 million of additional charge-offs recorded in December 2015 related to our change in charge-off policy for personal loans in connection with the OneMain policy integration.

OneMain
Lending Made Personal

Acquisitions and Servicing Segment (non-GAAP)

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Interest Income	$0	$0	$102	$108	$113	$463	$545
Interest Expense	0	0	(20)	(20)	(22)	(87)	(82)
Provision for Finance Receivable Losses	0	0	(14)	(15)	(15)	(68)	(105)
Net Interest Income after Provision	**0**	**0**	**68**	**73**	**76**	**308**	**358**
Investment	0	0	0	0	0	5	5
Portfolio Servicing Fees from SpringCastle	10	11	11	12	13	52	66
Other	2	2	0	1	0	1	(19)
Total Other Revenues	**12**	**13**	**11**	**13**	**13**	**58**	**52**
Operating Expenses	(10)	(11)	(14)	(17)	(14)	(59)	(57)
Portfolio Servicing Fees to OneMain Holdings, Inc. (1)	0	0	(11)	(12)	(13)	(52)	(66)
Total Other Expenses	**(10)**	**(11)**	**(25)**	**(29)**	**(27)**	**(111)**	**(123)**
Adjusted Pretax Earnings Including Non-Controlling Interests	**2**	**2**	**54**	**57**	**62**	**255**	**287**
Less: Non-Controlling Interests (1)	0	0	(28)	(29)	(32)	(127)	(126)
Adjusted Pretax Earnings (non-GAAP)	**2**	**2**	**26**	**28**	**30**	**128**	**161**
Net Finance Receivables	$0	$0	$0	$1,703	$1,789	$1,703	$2,091
Average Net Receivables	$0	$0	$1,656	$1,743	$1,834	$1,887	$2,310
Principal Balance (2)	$0	$0	$0	$2,065	$2,183	$2,065	$2,567
Yield	0.0%	0.0%	24.7%	24.5%	24.5%	24.5%	23.6%

Note: Acquisitions & Servicing are on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure).
(1) Prior to the SpringCastle interests sale on 3/31/2016, OneMain Holdings, Inc. incurred 47% of servicing expenses. The remaining 53% was netted through non-controlling interests.
(2) Principal balance is a non-GAAP measure.

OneMain
Lending Made Personal

Real Estate Segment (non-GAAP)

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Finance Charges	$3	$12	$12	$12	$14	$55	$354
Finance Receivables Held for Sale Originated as Held for Investment	7	3	3	4	3	13	52
Total Interest Income	**10**	**15**	**15**	**16**	**17**	**68**	**406**
Interest Expense	(8)	(14)	(13)	(35)	(58)	(212)	(353)
Provision for Finance Receivable Losses	(1)	(2)	(2)	(5)	4	2	(128)
Net Interest Income (Loss) after Provision	**1**	**(1)**	**0**	**(24)**	**(37)**	**(142)**	**(75)**
Investment	0	0	0	1	0	9	(1)
Other	0	(6)	(11)	(2)	(2)	(6)	(16)
Total Other Revenues	**0**	**(6)**	**(11)**	**(1)**	**(2)**	**3**	**(17)**
Operating Expenses	(8)	(5)	(7)	(9)	(8)	(33)	(79)
Total Other Expenses	**(8)**	**(5)**	**(7)**	**(9)**	**(8)**	**(33)**	**(79)**
Adjusted Pretax Loss (non-GAAP)	**($7)**	**($12)**	**($18)**	**($34)**	**($47)**	**($172)**	**($171)**
Net Finance Receivables	$210	$219	$542	$565	$591	$565	$670
Finance Receivables Held for Sale	$168	$428	$170	$182	$186	$182	$200
Average Net Receivables	$215	$531	$554	$578	$605	$619	$5,131
Loss Ratio	7.8%	2.5%	3.0%	3.0%	3.3%	3.7%	2.1%
60+ Delinquency Ratio	17.6%	17.7%	7.8%	7.7%	7.3%	7.7%	8.1%

Note: Real Estate is on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure).

OneMain
Lending Made Personal

Other (non-GAAP)

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15	FY15	FY14
Interest Income	$1	$1	$1	$2	$1	$8	$17
Interest Expense	(1)	(1)	0	(8)	(16)	(56)	(8)
Provision for Finance Receivable Losses	0	0	0	0	0	(1)	(7)
Net Interest Income (Loss) after Provision	**0**	**0**	**1**	**(6)**	**(15)**	**(49)**	**2**
Other	0	0	0	0	0	0	1
Total Other Revenues	**0**	**0**	**0**	**0**	**0**	**0**	**1**
Operating Expenses	(1)	(3)	4	1	(1)	(15)	(11)
Total Other Expenses	**(1)**	**(3)**	**4**	**1**	**(1)**	**(15)**	**(11)**
Adjusted Pretax Earnings (Loss) (non-GAAP)	**($1)**	**($3)**	**$5**	**($5)**	**($16)**	**($64)**	**($8)**
Net Finance Receivables	$27	$30	$35	$41	$48	$41	$85

Note: Other is on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure).

OneMain. Lending Made Personal

Consumer & Insurance Pro forma Reconciliation

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15
GAAP Pretax Income (Loss) Attributable to OMH	**$33**	**$42**	**$224**	**($331)**	**($12)**
Acquisition & Servicing	(2)	(2)	(26)	(28)	(30)
Real Estate / Other	8	15	13	39	63
Net Loss on Repurchases and Repayments of Debt	0	6	8	0	0
Net Gain on Sale of SpringCastle Interests	0	0	(167)	0	0
Net Gain on Sale of Personal Loans	0	(22)	0	0	0
Net Loss on Sale of Real Estate Loans	12	0	0	0	0
Net Gain on Liquidation of United Kingdom Subsidiary	5	0	0	0	0
Acquisition-Related Transaction and Integration Expenses	22	24	37	36	14
SpringCastle Transaction Costs	0	0	1	0	0
Debt Refinance Costs	0	5	0	0	0
Segment to GAAP Adjustment	118	142	113	427	42
C&I Adjusted Pretax Earnings (non-GAAP)	**$196**	**$210**	**$203**	**$143**	**$77**
OMFH Standalone Earnings	0	0	0	60	195
Goodwill / Intangible Funding	0	0	0	(12)	(35)
C&I Pro forma Adjusted Pretax Earnings (non-GAAP)	**$196**	**$210**	**$203**	**$191**	**$237**

Note: Pro forma assumes Springleaf and OneMain combined for all periods prior to 12/31/15

OneMain
Lending Made Personal

Consumer & Insurance Pro forma Financials

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15
Finance Charges	$827	$817	$807	$799	$818
Finance Receivables Held for Sale Originated as Held for Investment	0	14	42	43	0
Total Interest Income	**827**	**831**	**849**	**842**	**818**
Interest Expense	(191)	(185)	(175)	(160)	(161)
Gross Charge-Offs [1]	(236)	(259)	(274)	(242)	(203)
Recoveries	26	28	20	24	24
Net Charge Offs	(210)	(231)	(254)	(218)	(179)
Change in Allowance [1]	(14)	18	22	(9)	4
Provision for Finance Receivable Losses	(224)	(213)	(232)	(227)	(175)
Net Interest Income after Provision	**412**	**433**	**442**	**455**	**482**
Insurance	114	114	114	121	116
Investment	25	31	25	15	26
Other	12	13	10	11	13
Total Other Revenues	**151**	**158**	**149**	**147**	**155**
Operating Expenses	(330)	(333)	(349)	(360)	(345)
Insurance Policy Benefits and Claims	(37)	(48)	(39)	(51)	(55)
Total Other Expenses	**(367)**	**(381)**	**(388)**	**(411)**	**(400)**
C&I Pro forma Adjusted Pretax Earnings (non-GAAP)	**$196**	**$210**	**$203**	**$191**	**$237**
Provision for Income Taxes [2]	(74)	(80)	(77)	(71)	(88)
C&I Pro forma Adjusted Net Income (non-GAAP)	**$122**	**$130**	**$126**	**$120**	**$149**

Note: Consumer & Insurance Pro forma financials are on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure). Pro forma assumes Springleaf and OneMain combined for all periods prior to 12/31/15.

(1) The gross charge-offs in 4Q 2015 exclude $62 million of additional charge-offs recorded in December 2015 related to our change in charge-off policy for personal loans in connection with the OneMain policy integration. There was an equal and opposite offset in change in allowance.

(2) Provision for income taxes assumes combined U.S. federal and state statutory income tax rate of 37% prior to the OneMain Acquisition and 38% subsequent to the OneMain Acquisition.

OneMain. Lending Made Personal

Consumer & Insurance Pro forma Metrics

(unaudited, in millions)	3Q16	2Q16	1Q16	4Q15	3Q15
Revenue [(1)]	28.1%	28.2%	28.3%	28.1%	28.5%
Net Charge-Offs [(2)]	(6.2%)	(7.0%)	(7.5%)	(6.5%)	(5.5%)
Risk Adjusted Margin	**21.9%**	**21.2%**	**20.8%**	**21.6%**	**23.0%**
Operating Expenses	(9.9%)	(10.0%)	(10.3%)	(10.8%)	(10.7%)
Unlevered RoR	**12.0%**	**11.2%**	**10.5%**	**10.8%**	**12.3%**
Interest Expense	(5.7%)	(5.5%)	(5.2%)	(4.8%)	(5.0%)
Provision for Income Taxes [(3)]	(2.4%)	(2.2%)	(2.0%)	(2.2%)	(2.7%)
Return on Receivables [(4)]	**3.6%**	**3.9%**	**3.7%**	**3.6%**	**4.6%**
Net Finance Receivables	$13,485	$13,304	$12,984	$12,954	$12,529
Finance Receivables Held for Sale	$0	$0	$606	$617	$608
Average Net Receivables [(5)]	$13,416	$13,348	$13,545	$13,382	$12,867
Average Net Receivables (Excl. Branch Sale)	$13,416	$13,146	$12,935	$12,771	$12,251
30-89 Delinquency Ratio [(5)]	2.6%	2.1%	1.8%	2.2%	2.2%
Non-TDR Allowance	$588	$554	$538	$532	$591
TDR Allowance	155	176	210	237	230
Total Allowance [(6)]	$743	$730	$748	$769	$821
Non-TDR Net Finance Receivables	$13,064	$12,873	$12,509	$12,454	$12,003
TDR Net Finance Receivables	421	431	475	500	526
Total Net Finance Receivables	$13,485	$13,304	$12,984	$12,954	$12,529
Non-TDR Allowance Ratio	4.5%	4.3%	4.3%	4.3%	4.9%
TDR Allowance Ratio	36.9%	40.8%	44.3%	47.3%	43.7%
Total Allowance Ratio	5.5%	5.5%	5.8%	5.9%	6.5%

Note: Consumer & Insurance Pro forma financials are on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure). All income statement rates are shown as a percentage of average net receivables using a monthly annualized convention, except for net charge-offs which is using a day convention. Income statement rates may not sum to return on receivables due to rounding and the change in allowance impact, net of tax. Pro forma assumes Springleaf and OneMain combined for all periods prior to 12/31/15.

(1) Revenue includes interest income on finance receivables plus other revenues less insurance policy benefits and claims.

(2) The net charge-offs in 4Q 2015 exclude $62 million of additional charge-offs recorded in December 2015 related to our change in charge-off policy for personal loans in connection with the OneMain policy integration. There was an equal and opposite offset in change in allowance.

(3) Provision for income taxes assumes combined U.S. federal and state statutory income tax rate of 37% prior to the OneMain Acquisition and 38% subsequent to the OneMain Acquisition.

(4) Return on receivables includes the change in allowance impact, net of tax.

(5) Includes finance receivables held for investment and held for sale.

(6) For allowance for finance receivables loss reconciliation to GAAP, see appendix slide 21

OneMain
Lending Made Personal

Consumer & Insurance Unlevered Metrics

(unaudited, in millions)	2011	2012	2013	2014	2015
Revenue [1]	$2,784	$2,867	$3,061	$3,385	$3,613
Net Charge-Offs [2]	(598)	(571)	(591)	(677)	(819)
Risk Adjusted Margin	**2,186**	**2,296**	**2,470**	**2,708**	**2,794**
Operating Expense	(1,234)	(1,169)	(1,129)	(1,175)	(1,348)
Unlevered RoR	**$952**	**$1,127**	**$1,341**	**$1,533**	**$1,446**
Revenue	27.1%	27.9%	28.8%	29.4%	28.5%
Net Charge-Offs	(5.8%)	(5.6%)	(5.6%)	(5.9%)	(6.5%)
Risk Adjusted Margin	**21.2%**	**22.4%**	**23.2%**	**23.5%**	**22.0%**
Operating Expense	(12.0%)	(11.4%)	(10.6%)	(10.2%)	(10.6%)
Unlevered RoR	**9.2%**	**11.0%**	**12.6%**	**13.3%**	**11.4%**
Avg. Net Receivables ($B) [3]	$10.3	$10.3	$10.6	$11.5	$12.7

Note: Consumer & Insurance Pro forma financials are on an adjusted Segment Accounting Basis (which is a non-GAAP financial measure). All income statement rates are shown as a percentage of average net receivables. Income statement rates may not sum to return on receivables due to rounding. Pro forma assumes Springleaf and OneMain combined for all periods prior to 12/31/15.

(1) Revenue includes interest income on finance receivables plus other revenues less insurance policy benefits and claims

(2) The net charge-offs in 4Q 2015 exclude $62 million of additional charge-offs recorded in December 2015 related to our change in charge-off policy for personal loans in connection with the OneMain policy integration.

(3) Includes finance receivables held for investment and held for sale